Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of March 17, 2025 (this “Supplemental Indenture”), is between SYNOPSYS, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee for the 2027 Notes defined below (in such capacity, the “2027 Trustee”), the 2028 Notes defined below (in such capacity, the “2028 Trustee”), the 2030 Notes defined below (in such capacity, the “2030 Trustee”), the 2032 Notes defined below (in such capacity, the “2032 Trustee”), the 2035 Notes defined below (in such capacity, the “2035 Trustee”) and the 2055 Notes defined below (in such capacity, the “2055 Trustee” and, collectively with the 2027 Trustee, 2028 Trustee, 2030 Trustee, 2032 Trustee and 2035 Trustee, the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of March 17, 2025 (the “Base Indenture” and, as amended and supplemented by this Supplemental Indenture, the “Indenture”), substantially in the form of indenture previously filed as Exhibit 4.1 to the Registration Statement (No. 333-285378) filed with the Securities and Exchange Commission (the “Commission”) on Form S-3 by the Company.

WHEREAS, the Company has duly authorized and desires to create six new series of Securities to be issued under the Indenture, as hereby supplemented, consisting of: (i) $1.0 billion in an initial aggregate principal amount of Securities to be designated the “4.550% Senior Notes due 2027” (the “2027 Notes”), (ii) $1.0 billion in an initial aggregate principal amount of Securities to be designated the “4.650% Senior Notes due 2028” (the “2028 Notes”) (iii) $2.0 billion in an initial aggregate principal amount of Securities to be designated the “4.850% Senior Notes due 2030” (the “2030 Notes”), (iv) $1.5 billion in an initial aggregate principal amount of Securities to be designated the “5.000% Senior Notes due 2032” (the “2032 Notes”), (v) $2.4 billion in an initial aggregate principal amount of Securities to be designated the “5.150% Senior Notes due 2035” (the “2035 Notes”) and (vi) $2.1 billion in an initial aggregate principal amount of Securities to be designated the “5.700% Senior Notes due 2055” (the “2055 Notes”; together with the 2027 Notes, the 2028 Notes, the 2030 Notes, the 2032 Notes and the 2035 Notes, the “Notes” and each, a “series of Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

WHEREAS, Section 9.1(i) of the Base Indenture provides that the Company and the Trustee may amend or supplement the Indenture without the written consent of the Holders of the outstanding Securities to provide for the issuance of and establish the form and terms and conditions of Securities of any series as permitted by the Indenture;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the organizational documents of the Company and the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Company and the Trustee, in accordance with its terms, have been duly done and performed; and

WHEREAS, all conditions precedent to amend or supplement the Indenture have been met.

NOW, THEREFORE, to comply with the provisions of the Indenture, and in consideration of the above premises, the Company and the Trustee covenant and agree as follows:

ARTICLE I

Section 1.01      Nature of Supplemental Indenture. This Supplemental Indenture supplements the Base Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Base Indenture for any and all purposes.

Section 1.02      Establishment of New Series. Pursuant to Section 2.2 of the Base Indenture, there is hereby established each series of Notes having the terms, in addition to those set forth in the Base Indenture and this Supplemental Indenture, set forth in each form of Note attached to this Supplemental Indenture as Exhibit A (for the 2027 Notes), Exhibit B (for the 2028 Notes), Exhibit C (for the 2030 Notes), Exhibit D (for the 2032 Notes), Exhibit E (for the 2035 Notes) and Exhibit F (for the 2055 Notes), which are incorporated herein as a part of this Supplemental Indenture. In addition to the initial aggregate principal amount of each series of Notes issued on the date hereof, the Company may from time to time after the date hereof issue additional Notes of a series under the Base Indenture and this Supplemental Indenture in accordance with Section 2.2 of the Base Indenture.

Section 1.03      Title, Amount and Payment of Principal and Interest.

(a)            The 2027 Notes shall be entitled the “4.550% Senior Notes due 2027”. The 2027 Trustee shall authenticate and deliver (i) the 2027 Notes for original issue on the date hereof (the “Original 2027 Notes”) in the aggregate principal amount of $1.0 billion, and (ii) additional 2027 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.03(a), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2027 Notes to be authenticated, the date on which the original issue of 2027 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2027 Notes and any additional 2027 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2027 Note shall be payable on April 1, 2027. Each 2027 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.550% per annum. The dates on which interest on the 2027 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2027 Notes Interest Payment Dates”). Interest on the 2027 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2027 Notes on any 2027 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2027 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2027 Notes on any 2027 Notes Interest Payment Date or at maturity will be made available to the 2027 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2027 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2027 Notes Interest Payment Date for the period from and after such 2027 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2027 Trustee will make such payments to the Depositary.

(b)            The 2028 Notes shall be entitled the “4.650% Senior Notes due 2028”. The 2028 Trustee shall authenticate and deliver (i) the 2028 Notes for original issue on the date hereof (the “Original 2028 Notes”) in the aggregate principal amount of $1.0 billion, and (ii) additional 2028 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.03(b), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2028 Notes to be authenticated, the date on which the original issue of 2028 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2028 Notes and any additional 2028 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2028 Note shall be payable on April 1, 2028. Each 2028 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.650% per annum. The dates on which interest on the 2028 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2028 Notes Interest Payment Dates”). Interest on the 2028 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2028 Notes on any 2028 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2028 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2028 Notes on any 2028 Notes Interest Payment Date or at maturity will be made available to the 2028 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2028 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2028 Notes Interest Payment Date for the period from and after such 2028 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2028 Trustee will make such payments to the Depositary.

(c)            The 2030 Notes shall be entitled the “4.850% Senior Notes due 2030”. The 2030 Trustee shall authenticate and deliver (i) the 2030 Notes for original issue on the date hereof (the “Original 2030 Notes”) in the aggregate principal amount of $2.0 billion, and (ii) additional 2030 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.03(c), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2030 Notes to be authenticated, the date on which the original issue of 2030 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2030 Notes and any additional 2030 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2030 Note shall be payable on April 1, 2030. Each 2030 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.850% per annum. The dates on which interest on the 2030 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2030 Notes Interest Payment Dates”). Interest on the 2030 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2030 Notes on any 2030 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2030 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2030 Notes on any 2030 Notes Interest Payment Date or at maturity will be made available to the 2030 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2030 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2030 Notes Interest Payment Date for the period from and after such 2030 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2030 Trustee will make such payments to the Depositary.

(d)            The 2032 Notes shall be entitled the “5.000% Senior Notes due 2032”. The 2032 Trustee shall authenticate and deliver (i) the 2032 Notes for original issue on the date hereof (the “Original 2032 Notes”) in the aggregate principal amount of $1.5 billion, and (ii) additional 2032 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.03(d), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2032 Notes to be authenticated, the date on which the original issue of 2032 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2032 Notes and any additional 2032 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2032 Note shall be payable on April 1, 2032. Each 2032 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 5.000% per annum. The dates on which interest on the 2032 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2032 Notes Interest Payment Dates”) Interest on the 2032 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2032 Notes on any 2032 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2032 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2032 Notes on any 2032 Notes Interest Payment Date or at maturity will be made available to the 2032 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2032 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2032 Notes Interest Payment Date for the period from and after such 2032 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2032 Trustee will make such payments to the Depositary.

(e)            The 2035 Notes shall be entitled the “5.150% Senior Notes due 2035”. The 2035 Trustee shall authenticate and deliver (i) the 2035 Notes for original issue on the date hereof (the “Original 2035 Notes”) in the aggregate principal amount of $2.4 billion, and (ii) additional 2035 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.3(e), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2035 Notes to be authenticated, the date on which the original issue of 2035 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2035 Notes and any additional 2035 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2035 Note shall be payable on April 1, 2035. Each 2035 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 5.150% per annum. The dates on which interest on the 2035 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2035 Notes Interest Payment Dates”) Interest on the 2035 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2035 Notes on any 2035 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2035 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2035  Notes on any 2035 Notes Interest Payment Date or at maturity will be made available to the 2035 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2035 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2035 Notes Interest Payment Date for the period from and after such 2035 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2035 Trustee will make such payments to the Depositary.

(f)            The 2055 Notes shall be entitled the “5.700% Senior Notes due 2055”. The 2055 Trustee shall authenticate and deliver (i) the 2055 Notes for original issue on the date hereof (the “Original 2055 Notes”) in the aggregate principal amount of $2.1 billion, and (ii) additional 2055 Notes for original issue from time to time after the date hereof in such principal amounts as may be specified in a Company Order described in this Section 1.03(f), in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.3 of the Base Indenture. Such Company Order shall specify the amount of the 2055 Notes to be authenticated, the date on which the original issue of 2055 Notes is to be authenticated, and the name or names of the initial Holder or Holders. The Original 2055 Notes and any additional 2055 Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of Notes for all purposes under the Indenture.

The principal amount of each 2055 Note shall be payable on April 1, 2055. Each 2055 Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 5.700% per annum. The dates on which interest on the 2055 Notes shall be payable shall be April 1 and October 1 of each year, commencing on October 1, 2025 (the “2055 Notes Interest Payment Dates”). Interest on the 2055 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code. The regular record date for interest payable on the 2055 Notes on any 2055 Notes Interest Payment Date shall be March 15 and September 15, as the case may be, next preceding such 2055 Notes Interest Payment Date.

Payments of principal of, premium, if any, on, and interest due on the 2055 Notes on any 2055 Notes Interest Payment Date or at maturity will be made available to the 2055 Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day that is not a Business Day, in which case (x) such payments will be made available to the 2055 Trustee by 11:00 a.m., New York City time, on the next Business Day, and (y) for so long as clause (x) is satisfied, no interest shall accrue on the amount of interest due on such 2055 Notes Interest Payment Date for the period from and after such 2055 Notes Interest Payment Date and the date of payment. As soon as possible thereafter, the 2055 Trustee will make such payments to the Depositary.

Section 1.04      Optional Redemption. (a) Prior to the maturity date, in the case of the 2027 Notes (the “2027 Notes Par Call Date”), March 1, 2028 in the case of the 2028 Notes (one (1) month prior to their maturity date) (the “2028 Notes Par Call Date”), March 1, 2030 in the case of the 2030 Notes (one (1) month prior to their maturity date) (the “2030 Notes Par Call Date”), February 1, 2032 in the case of the 2032 Notes (two (2) months prior to their maturity date) (the “2032 Notes Par Call Date”), January 1, 2035 in the case of the 2035 Notes (three (3) months prior to their maturity date) (the “2035 Notes Par Call Date”) or October 1, 2054, in the case of the 2055 Notes (six (6) months prior to their maturity date) (the “2055 Notes Par Call Date,” and together with the 2027 Notes Par Call Date, 2028 Notes Par Call Date, 2030 Notes Par Call Date, 2032 Notes Par Call Date and 2035 Notes Par Call Date, each a “Par Call Date”), the Company may redeem either series of Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i)            (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed, in each case discounted to the redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus (I) 10 basis points, in the case of the 2027 Notes, (II) 15 basis points, in the case of the 2028 Notes, (III) 15 basis points, in the case of the 2030 Notes, (IV) 15 basis points, in the case of the 2032 Notes, (V) 15 basis points, in the case of the 2035 Notes and (VI) 20 basis points, in the case of the 2055 Notes, less (b) interest accrued thereon to the date of redemption; and

(ii)            100% of the principal amount of the Notes to be redeemed, plus, in either case for clause (i) or (ii) above, accrued and unpaid interest thereon to, but not including, the redemption date.

(b) Other than the 2027 Notes, at any time on or after the applicable Par Call Date, any series of Notes shall be redeemable as a whole or in part, at any time and from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest on the Notes to be redeemed to, but not including, the date of redemption.

(c) The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

(d) The calculation or determination of the redemption price shall be made by the Company or on its behalf by such person as the Company shall designate. For the avoidance of doubt, the calculation or determination of the redemption price shall not be the obligation or responsibility of the Trustee or Paying Agent.

(e) Unless the Company defaults in payment of the redemption price, on or after the redemption date, interest will cease to accrue on any Notes that have been called for redemption.

(f) Notwithstanding the foregoing, the Company may repurchase Notes at any time at any price or prices in the open market or otherwise and may hold such Notes or surrender such Notes to the Trustee for cancellation.

(g) In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method the Trustee in its sole discretion considers appropriate and fair in accordance with the depositary’s procedures and any applicable stock exchange’s procedures. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. Except in the case of global notes, a new note in a principal amount equal to the unredeemed portion of the note will be issued in the name of the holder of the note upon surrender for cancellation of the original note. In the case of global notes, so long as the notes are held by The Depository Trust Company (“DTC”), Euroclear and Clearstream (or another depositary), the redemption of the notes shall be done in accordance with the policies and procedures of the applicable depositary.

Section 1.05         Special Mandatory Redemption.

If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five Business Days after any later date upon which “Closing” is permitted to occur under the terms of the Merger Agreement (as mutually agreed upon by the parties to the Merger Agreement) or (ii) the Issuer notifies the Trustee in writing that it will not pursue consummation of the Ansys Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will be required to redeem all outstanding 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

In the event that the Issuer becomes obligated to redeem the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than ten Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice to the Trustee unless some longer minimum period may be required by DTC (or any successor depositary), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to the Holders at least ten days prior to the Special Mandatory Redemption Date (which is understood to mean at least one Business Day prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of Special Mandatory Redemption to each registered Holder of the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes.

On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the 2027 Notes, 2028 Notes, 2030 Notes and 2032 Notes.

Upon the consummation of the Ansys Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Ansys Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Issuer.

For purposes of the foregoing discussion, the following definition applies:

“Ansys” means ANSYS, Inc., a Delaware corporation.

“Ansys Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Ansys, with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

“Merger Agreement” means the Agreement and Plan of Merger, dated January 15, 2024, by and among Synopsys, Ansys and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”), as it may be amended from time to time.

ARTICLE II

Section 2.01      For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context requires otherwise:

(a)           A term defined in the Base Indenture and not otherwise defined herein has the same meaning when used in this Supplemental Indenture; and

(b)           The following terms have the meanings given to them in this Section 2.01 and shall have the meaning set forth below for the purposes of this Supplemental Indenture and the Indenture solely with respect to the Notes:

“2028 Notes Par Call Date” means March 1, 2028.

“2030 Notes Par Call Date” means March 1, 2030.

“2032 Notes Par Call Date” means February 1, 2032.

“2035 Notes Par Call Date” means January 1, 2035.

“2055 Notes Par Call Date” means October 1, 2054.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

“Aggregate Debt” means the sum of the following as of the date of determination:

(1)            the aggregate principal amount of the Company’s Indebtedness incurred after the Issue Date and secured by Liens not permitted pursuant to Section 3.02(a) of this Supplemental Indenture; and

(2)            the Company’s Attributable Liens in respect of sale and lease-back transactions entered into after the Issue Date pursuant to Section 3.03(b) of this Supplemental Indenture.

“Attributable Liens” means in connection with a sale and lease-back transaction the lesser of:

(1)            the fair market value of the assets subject to such transaction (as determined in good faith by the Company’s Board of Directors); and

(2)            the present value (discounted at a rate per annum equal to the average interest borne by all outstanding Notes (or other debt securities) issued under the Indenture determined on a weighted average basis and compounded semi-annually) of the obligations of the lessee for rental payments during the term of the related lease.

“Certificated Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 4.01 of this Supplemental Indenture, in the form of Exhibit A (for the 2027 Notes), Exhibit B (for the 2028 Notes), Exhibit C (for the 2030 Notes), Exhibit D (for the 2032 Notes), Exhibit E (for the 2035 Notes) and Exhibit F (for the 2055 Notes) to this Supplemental Indenture, except that such Certificated Note shall not include the information called for by the footnotes included therein.

“Change of Control” means the occurrence of any one of the following:

(1)            the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than to the Company or one of its subsidiaries;

(2)            the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Company or one of its subsidiaries or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Base Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3)           the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitutes, or is converted into or exchanged for, a majority of the Voting Stock of the surviving person, or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4)           the adoption of a plan by the Company’s Board of Directors relating to the Company’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Clearstream” means Clearstream Banking, société anonyme, or its successors.

“Consolidated Total Assets” means, as of any date of determination, the total assets of the Company and its Subsidiaries as of such date, as determined on a consolidated basis in accordance with GAAP.

“Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, The Depository Trust Company (“DTC”), and any and all successors thereto appointed as depositary by the Company.

“Euroclear” means Euroclear Bank S.A./N.V., or its successor, as operator of the Euroclear system.

“Finance Lease” means any Indebtedness represented by a lease obligation of a Person incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a finance lease in accordance with GAAP.

“Fitch” means Fitch Ratings Inc. and its successors.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Public Company Accounting Oversight Board (United States) and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect as of the date of determination.

“Global Note” means a Note that includes the information referred to in footnotes included in the form of Note, attached to this Supplemental Indenture as Exhibit A (for the 2027 Notes), Exhibit B (for the 2028 Notes), Exhibit C (for the 2030 Notes), Exhibit D (for the 2032 Notes), Exhibit E (for the 2035 Notes) and Exhibit F (for the 2055 Notes) issued under the Indenture, that is deposited with or on behalf of and registered in the name of the Depositary or a nominee of the Depositary.

“Global Note Legend” means the legend set forth in Section 4.01(f) of this Supplemental Indenture, which is required to be placed on all Global Notes issued under the Indenture.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (1) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise) or (2) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee,” when used as a verb, has a correlative meaning.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1)           interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;

(2)           other agreements or arrangements designed to manage interest rates or interest rate risk;

(3)           forward foreign exchange transactions, currency floor, cap, collar or swap transactions or currency options;

(4)           other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices; and

(5)           other agreements or arrangements designed to protect such person against fluctuations in equity or bond (or equity or bond index) prices.

“Indebtedness” of any specified Person means, without duplication, any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto (other than obligations with respect to letters of credit securing obligations entered into in the ordinary course of business of such person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the fifth Business Day following receipt by such person of a demand for reimbursement following payment on the letter of credit)), except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP (but does not include contingent liabilities which appear only in a footnote to a balance sheet).

“Indirect Participant” means an entity that, with respect to DTC, clears through or maintains a direct or indirect custodial relationship with a Participant.

“Issue Date” means March 17, 2025.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Company.

“Lien” means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement).

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Non-recourse Obligation” means Indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Company or any of its direct or indirect Subsidiaries or (2) the financing of a project involving the development or expansion of the properties of the Company or any of its direct or indirect Subsidiaries, as to which the obligee with respect to such Indebtedness or obligation has no recourse to the Company or any of its direct or indirect Subsidiaries or such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

“Par Call Date” means, with respect to the 2028 Notes, March 1, 2028 (one (1) month prior to the maturity date of such Notes), with respect to the 2030 Notes, March 1, 2030 (one (1) month prior to the maturity date of such Notes), with respect to the 2032 Notes, February 1, 2032 (two (2) months prior to the maturity date of such Notes), with respect to the 2035 Notes, January 1, 2035 (three (3) months prior to the maturity date of such Notes) and with respect to the 2055 Notes, October 1, 2054 (six (6) months prior to the maturity date of such Notes).

“Participant” means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

“Paying Agent” means, until otherwise designated, the Trustee.

“Permitted Liens” means:

(1)
Liens for taxes, assessments or governmental charges or levies not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP;

(2)
carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s, suppliers’, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 60 days or that are being contested in good faith by appropriate proceedings;

(3)
pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation or regulations or employment laws or to secure other public, statutory or regulatory obligations;

(4)
pledges or deposits to secure (i) the performance of bids, trade and commercial contracts (other than for borrowed money), leases, statutory obligations, customs duty, trade tax, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) letters of credit, bank guarantees or similar instruments issued for the account of the Company or any Subsidiary;

(5)
easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

(6)
any interest or title of a lessor under any lease, license, sublease or sublicense entered into by the Company or any Subsidiary in the ordinary course of its business and other statutory and common law landlords’ Liens under leases;

(7)
any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(8)
Liens encumbering property or assets under construction (and proceeds or products thereof) arising from progress or partial payments by a customer of the Company or its Subsidiaries relating to such property or assets;

(9)
bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents or other securities on deposit in one or more accounts maintained by the Company or any Subsidiary, in each case granted in the ordinary course of business in favor of the banks, securities intermediaries or other depository institutions with which such accounts are maintained, securing amounts owing to such institutions with respect to cash management and operating account arrangements;

(10)	Liens on insurance proceeds in favor of insurance companies with respect to the financing of premiums;

(11)	precautionary filings in respect of true leases;

(12)	Liens arising from judgments in circumstances not constituting an Event of Default;

(13)	Licenses, sublicenses, leases or subleases granted to others in the ordinary course of business;

(14)
Liens in connection with the sale or transfer of any assets in a transaction not prohibited under the Indenture consisting of customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(15)
Liens in the case of any joint venture or minority investment by the Company or any Subsidiary in any Person consisting of any put and call arrangements related to its capital stock set forth in applicable joint venture’s or other Person’s organizational documents or any related joint venture, shareholders, investor rights or similar agreement;

(16)	Liens on earnest money deposits of cash or cash equivalents made in connection with any acquisition not prohibited under the Indenture;

(17)
Liens in the nature of the right of setoff in favor of counterparties to contractual agreements not otherwise prohibited under the Indenture with the Company or any of its Subsidiaries in the ordinary course of business;

(18)
Liens encumbering customary deposits and margin deposits and other Liens in the ordinary course of business, in each case securing Hedging Obligations and forward contracts, options, futures contracts, futures options, equity hedges or similar agreements or arrangements designed to protect the Company from fluctuations in interest rates, currencies, equities or the price of commodities; and

(19)
Liens created in substitution of any Liens permitted by clauses (1) through (18) above, or pursuant to clauses (1) through (3) of Section 3.02(a) hereof; provided that, (a) based on a good faith determination of the Board of Directors of the Company, the Principal Property encumbered by such substitute or replacement Lien is substantially similar in nature to the Principal Property encumbered by the otherwise permitted Lien that is being replaced, and (b) the Indebtedness secured by such Lien at such time is not increased (other than by an amount equal to any related financing costs (including, but not limited to, the accrued interest, fees, penalties and premium, if any, on the Indebtedness being refinanced)).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or any other entity, including any government or any agency or political subdivision thereof.

“Principal Property” means, with respect to any Person, all of such Person’s interests in any kind of property or asset located in the United States (including the capital stock in and other securities of any other Person), except such as the Company’s Board of Directors by resolution determines in good faith (taking into account, among other things, the materiality of such property to the business, financial condition and earnings of the Company and its Subsidiaries taken as a whole) not to be material to the business of the Company and its Subsidiaries, taken as a whole.

“Property” means any property or asset, whether real, personal or mixed, or tangible or intangible, including shares of capital stock.

“Rating Agency” means, as of the Issue Date, each of Moody’s and S&P; provided, that if, after the Issue Date, Fitch rates the Notes of a series and makes such rating publicly available, “Rating Agency” shall mean each of Moody’s, S&P and Fitch; further provided that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes of a series or fails to make a rating on the Notes of a series publicly available for reasons outside of the Company’s control, the Company will appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes of the applicable series is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes of such series are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of such Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Company, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes of any series has occurred.

“Restricted Subsidiary” means any domestic Subsidiary of the Company that owns any Principal Property (other than any Subsidiary less than 80%-owned by the Company or by one or more of its Subsidiaries if the common stock of such Subsidiary is traded on any national securities exchange or in the over-the-counter market).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Subsidiary” of any specified Person means any corporation, limited liability company, limited partnership, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other Subsidiaries of that person or a combination thereof.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities - Treasury constant maturities - Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields - one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life - and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors or managers of such person (or if such person is a partnership, the Board of Directors or other governing body of the general partner of such person).

ARTICLE III

The covenants set forth in this Article III shall apply to the Notes. Except as otherwise expressly provided below, the covenants set forth in the Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 3.01      Change of Control Triggering Event.

(i)            If a Change of Control Triggering Event occurs with respect to a series of Notes, unless the Company has exercised its right to redeem any series of Notes pursuant to Section 1.04 of this Supplemental Indenture, the Company shall be required to make an offer (a “Change of Control Offer”) to each Holder of such series of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s applicable Notes on the terms set forth in the Notes. In a Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes purchased, plus accrued and unpaid interest, if any, on the Notes purchased to, but not including, the purchase date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) (a “Change of Control Payment”); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

(ii)            Within 30 days following the date upon which any Change of Control Triggering Event has occurred or, at the Company’s option, prior to and conditioned on the occurrence of any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent the Company has exercised its right to redeem the applicable Notes pursuant to Section 1.04 of this Supplemental Indenture, a notice shall be mailed or sent electronically by the Company pursuant to the Applicable Procedures to Holders of the Notes with a copy to the Trustee describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to purchase such Notes on the date specified in the applicable notice, which date shall be no earlier than 30 days nor later than 60 days from the date on which such notice is mailed or sent (other than as may be required by law) (such date, a “Change of Control Payment Date”).

(iii)          The notice shall, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the applicable Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

(iv)          On each Change of Control Payment Date, the Company shall, to the extent lawful:

(a)	accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(b)
deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

(c)	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(v)       The Company shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations thereunder to the extent those laws and regulations are applicable in connection with the purchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict; rather, the Company will be deemed to comply with its obligation to repurchase the Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified necessary by the Company in good faith to permit compliance with such law or regulation.

(vi)         If Holders of not less than 90% in aggregate principal amount of outstanding Notes of such series validly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company, purchases all of the Notes of such series validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Company shall have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes of such series that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

(vii)     Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the Applicable Procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

(viii)     Upon receipt of an Officer’s Certificate, the Trustee will promptly deliver, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes and, upon receipt of a Company Order, the Trustee will promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

(ix) For the avoidance of doubt, the Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

Section 3.02      Limitations on Liens.

(a)            The Company shall not incur, and shall not permit any of its Restricted Subsidiaries to incur, any Indebtedness secured by a Lien upon (a) any Principal Property of the Company or any of its Restricted Subsidiaries or (b) any shares of stock or Indebtedness of any of its Restricted Subsidiaries (whether such Principal Property or shares or Indebtedness of any Restricted Subsidiary are existing or owned at the date of this Supplemental Indenture or hereafter created or acquired), in each case, unless prior to or at the same time, the Notes (together with, at the option of the Company, any other Indebtedness or Guarantees of the Company or any of its Subsidiaries ranking equally in right of payment with the Notes or such Guarantee) are equally and ratably secured with or, at the option of the Company, prior to, such secured Indebtedness.

The foregoing restriction shall not apply to:

(1)	Liens existing as of the Issue Date;

(2)	Liens granted after the Issue Date, created in favor of the Holders of the Notes or other series of Notes under the Indenture;

(3)
Liens securing the Company’s Indebtedness which are incurred to extend, renew or refinance Indebtedness which is secured by Liens permitted to be incurred under the Indenture (including Permitted Liens) so long as such Liens are limited to all or part of substantially the same Principal Property which secured the Liens extended, renewed or replaced and the amount of Indebtedness secured is not increased (other than by the amount equal to any costs and expenses (including any premiums, fees or penalties) incurred in connection with any extension, renewal or refinancing); and

(4)	Permitted Liens.

(b)            Notwithstanding Section 3.02(a) hereof, the Company and/or its Restricted Subsidiaries may, without securing the Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in Section 3.02(a) hereof, if after giving effect thereto, Aggregate Debt of the Company does not exceed the greater of (a) 15% of the Company’s Consolidated Total Assets calculated as of the date of creation or incurrence of the Lien and (b) $500.0 million.

Section 3.03      Limitation on Sale and Lease-Back Transactions.

(a)            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and lease-back transaction for the sale and leasing back of any Principal Property, whether now owned or hereafter acquired, unless:

(1)	such transaction was entered into prior to the Issue Date;

(2)	such transaction was for the sale and leasing back to the Company or any of its Subsidiaries of any Principal Property by the Company or one of its Subsidiaries;

(3)	such transaction involves a lease for less than three years;

(4)
the Company would be entitled to incur Indebtedness secured by a mortgage on the Principal Property to be leased in an amount equal to the Attributable Liens with respect to such sale and lease-back transaction without equally and ratably securing the Notes pursuant to Section 3.02(a) of this Supplemental Indenture; or

(5)
the Company applies an amount equal to the fair value of the Principal Property (as determined by the Company’s Board of Directors in good faith) sold to the purchase of Property or to the retirement of the Company’s long-term Indebtedness that is pari passu with the Notes (including the Notes) within 365 days of the effective date of any such sale and lease-back transaction. In lieu of applying such amount to such retirement, the Company may deliver debt securities that rank pari passu with the Notes (including the Notes) to the trustee under the indenture therefor for cancellation, such debt securities to be credited at the cost thereof to the Company.

(b)            Notwithstanding Section 3.03(a) hereof, the Company and/or its Restricted Subsidiaries may enter into any sale and lease-back transaction which would otherwise be subject to the restrictions of Section 3.03(a) hereof, if after giving effect thereto and at the time of determination, Aggregate Debt does not exceed the greater of (a) 15% of the Company’s Consolidated Total Assets calculated as of the date of creation or incurrence of the Lien and (b) $500.0 million.

Section 3.04      Applicability of Covenants Contained in the Indenture. Each of the agreements and covenants of the Company contained in Article III of the Base Indenture and Article III of this Supplemental Indenture shall apply to the Notes.

ARTICLE IV

Section 4.01      For purposes of the Notes, Sections 2.7 and 2.14 of the Indenture are hereby supplemented with, and where inconsistent replaced by, the following provisions:

(a)            Transfer and Exchange of Global Notes. A Global Note of a series may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Certificated Notes of the applicable series if:

(1)
the Company delivers to the Trustee notice from the Depositary (A) that it is unwilling or unable to continue to act as Depositary for the Global Notes of such series and a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (B) that it is no longer a clearing agency registered under the Exchange Act at a time when it is required to be registered and a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary;

(2)	the Company, in its sole discretion, delivers to the Trustee an Officer’s Certificate to the effect that it elects to cause the issuance of Certificated Notes of such series; or

(3)
upon request of the Trustee or Holders of a majority of the principal amount of outstanding Notes of such series if there shall have occurred and be continuing a Default or Event of Default with respect to such series of Notes.

Upon the occurrence of any of the preceding events in (1), (2) or (3) above, Certificated Notes of such series shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes of any series also may be exchanged or replaced, in whole or in part, as provided in Sections 2.8 and 2.11 of the Indenture. A Global Note of any series may not be exchanged for another Note of such series other than as provided in this Section 4.01(a); however, beneficial interests in a Global Note of any series may be transferred and exchanged as provided in Section 4.01(b) or (c) hereof.

(b)            Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes of a series will be effected through the Depositary, in accordance with the provisions of the Indenture and the Applicable Procedures. Beneficial interests in the Global Notes of a series will be subject to restrictions on transfer comparable to those set forth herein. Transfers of beneficial interests in the Global Notes of a series also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1)
 Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Global Note of any series may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Note of such series. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 4.01(b)(1).

(2)
All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 4.01(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar either: (A)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note of the applicable series in an amount equal to the beneficial interest to be transferred or exchanged; and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Note of the applicable series in an amount equal to the beneficial interest to be transferred or exchanged; and (2) instructions given by the Depositary to the Registrar containing information regarding the person in whose name such Certificated Note of such series shall be registered to effect the transfer or exchange referred to in (B)(1) above;

(c)            Transfer or Exchange of Beneficial Interests in Global Notes for Certificated Notes. If any holder of a beneficial interest in a Global Note of any series proposes to exchange such beneficial interest for a Certificated Note of such series or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Certificated Note of such series, then, if the exchange or transfer complies with the requirements of Section 4.01(a) of this Supplemental Indenture and upon satisfaction of the conditions set forth in Section 4.01(b)(2) of this Supplemental Indenture, the Trustee shall cause the aggregate principal amount of the applicable Global Note of any series to be reduced accordingly pursuant to Section 4.01(f) hereof, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 2.3 of the Indenture, the Trustee shall authenticate and deliver to the person designated in the instructions a Certificated Note of such series in the appropriate principal amount. Any Certificated Note of any series issued in exchange for a beneficial interest pursuant to this Section 4.01(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Notes of such series to the persons in whose names such Notes of such series are so registered.

(d)            Transfer and Exchange of Certificated Notes for Beneficial Interests in Global Notes. A Holder of a Certificated Note of any series may exchange such Certificated Note for a beneficial interest in a Global Note of such series or transfer such Certificated Notes to a person who takes delivery thereof in the form of a beneficial interest in a Global Note of such series at any time. Upon receipt of a request for such an exchange or registration of transfer, the Trustee shall cancel the applicable Certificated Note and increase or cause to be increased the aggregate principal amount of one of the applicable Global Notes. If any such exchange or registration of transfer from a Certificated Note to a beneficial interest in a Global Note is effected pursuant to this Section 4.01(d) at a time when a Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.3 of the Indenture, the Trustee shall authenticate one or more Global Notes of such series in an aggregate principal amount equal to the principal amount of Certificated Notes of such series so transferred.

(e)            Transfer and Exchange of Certificated Notes for Certificated Notes. A Holder of Certificated Notes of any series may transfer such Certificated Notes of such series to a person who takes delivery thereof in the form of a Certificated Note. Upon request by a Holder of Certificated Notes of any series and such Holder’s compliance with the provisions of this Section 4.01(e), the Registrar shall register the transfer or exchange of Certificated Notes of such series. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Certificated Notes of such series duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. Upon receipt of a request to register such a transfer, the Registrar shall register the Certificated Notes of such series pursuant to the instructions from the Holder thereof.

(f)            Global Note Legend. To the extent required by the Depositary, each Global Note shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(g)            Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note of any series have been exchanged for Certificated Notes of such series or a particular Global Note of any series has been redeemed, repurchased or canceled in whole and not in part, each such Global Note of such series shall be returned to or retained and canceled by the Trustee in accordance with Section 2.12 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note of a series is exchanged for or transferred to a person who will take delivery thereof in the form of a beneficial interest in another Global Note of such series or for Certificated Notes of such series, the principal amount of Notes represented by such Global Note of such series shall be reduced accordingly and an endorsement shall be made on such Global Note of such series by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a person who shall take delivery thereof in the form of a beneficial interest in another Global Note of such series, such other Global Note of such series shall be increased accordingly and an endorsement shall be made on such Global Note of such series by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(h)            General Provisions Relating to Transfers and Exchanges.

(1)            To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Certificated Notes upon receipt of a Company Order.

(2)            No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Certificated Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.6 and 9.6 of the Base Indenture).

(3)            The Registrar shall not be required to register the transfer of or exchange of any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(4)            All Global Notes and Certificated Notes issued upon any registration of transfer or exchange of Global Notes or Certificated Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Global Notes or Certificated Notes surrendered upon such registration of transfer or exchange.

(5)            Neither the Registrar nor the Company will be required:

(A)            to issue, to register the transfer of or to exchange any Notes of any series for the period beginning at the opening of business 15 days immediately preceding the sending of a notice of redemption of Notes of such series selected for redemption and ending at the close of business on the day such notice is sent;

(B)            to register the transfer of or to exchange any Note of any series selected, called or being called for redemption as a whole or the portion being redeemed of any such Notes selected, called or being called for redemption in part; or

(C)            to register the transfer of or to exchange Notes of any series between a record date and payment date for such series of Notes.

(6)            Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

(7)            The Trustee shall authenticate Global Notes and Certificated Notes in accordance with the provisions of Section 2.3 of the Base Indenture.

Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Registrar pursuant to this Section 4.01 of this Supplemental Indenture, the Registrar’s duties shall be limited to confirming that any such certifications and certificates delivered to it are substantially in the form of Exhibit A (for the 2027 Notes), Exhibit B (for the 2028 Notes), Exhibit C (for the 2030 Notes), Exhibit D (for the 2032 Notes), Exhibit E (for the 2035 Notes) and Exhibit F (for the 2055 Notes) attached to this Supplemental Indenture. The Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

ARTICLE V

Section 5.01      Events of Default. Each of the following events shall be an “Event of Default” under the Notes of each series, and clauses (1) through (7) of this Section 5.01 shall replace the Events of Default specified in Section 6.1(a) through (e) of the Base Indenture with respect to the Notes of each series:

(1)            default in paying interest on the Notes of the applicable series when it becomes due and the default continues for a period of 30 days or more (unless the entire amount of such payment is deposited by the Company with the applicable Trustee or with a Paying Agent prior to 11:00 a.m., New York City time, on the 30th day of such period);

(2)            default in paying principal, or premium, if any, on the Notes of the applicable series when due at maturity, upon optional redemption as set forth under Section 1.04 of this Supplemental Indenture or otherwise;

(3)            failure by the Company to repurchase Notes of such series tendered for repurchase following the occurrence of a Change of Control Repurchase Event in accordance with Section 3.01 hereof;

(4)            default in the performance, or breach, of any covenant in the Indenture (other than defaults specified in clause (1), (2) or (3) above) and the default or breach continues for a period of 90 days or more after the Company receives written notice from the Trustee or the Company (with a copy to the Trustee) receives notice from the Holders of at least 25% in aggregate principal amount of the Notes (together with any other applicable series of debt securities affected that is then outstanding (all such series voting together as a single class)) and which written notice specifies such default or breach and requires it to be remedied and states that such notice is a “Notice of Default” hereunder;

(5)            a failure to make any payment at maturity, including any applicable grace period, on any Indebtedness of the Company (other than Indebtedness of the Company owing to any of its Subsidiaries) outstanding in an amount in excess of $100.0 million and continuance of this failure to pay or (b) a default on any Indebtedness of the Company (other than Indebtedness of the Company owing to any of its Subsidiaries), which default results in the acceleration of such Indebtedness in an amount in excess of $100.0 million without such Indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (a) or (b) above, for a period of 30 days after such failure to pay or acceleration, as applicable; provided, however, that if any failure, default or acceleration referred to in clause (a) or (b) above ceases or is cured, waived, rescinded or annulled, then the event of default will be deemed cured; and

(6)            the Company pursuant to or within the meaning of any Bankruptcy Law (as defined in the Base Indenture):

(i)          commences a voluntary case,

(ii)          consents to the entry of an order for relief against it in an involuntary case,

(iii)         consents to the appointment of a Custodian (as defined in the Base Indenture) of it or for all or substantially all of its property,

(iv)          makes a general assignment for the benefit of its creditors, or

(v)          generally is unable to pay its debts as the same become due; and

(7)          a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)          is for relief against the Company in an involuntary case,

(ii)          appoints a Custodian of the Company or for all or substantially all of its property, or

(iii)        orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days.

ARTICLE VI

Section 6.01      For the avoidance of doubt, the provisions of Article VIII of the Base Indenture will apply to the Notes of each series. If the Company exercises its Covenant Defeasance option pursuant to Section 8.4 of the Base Indenture with respect to a series of Notes, in addition to the provisions of the Indenture set forth in Sections 4.2 and 4.3 of the Base Indenture, the Company also shall be released from its obligations in respect of the Notes of such series under Sections 3.01, 3.02 and 3.03 of this Supplemental Indenture, and the Events of Default specified in Sections 5.01(3), 5.01(4) (with respect to the covenants specified in this Section 6.01) and 5.01(5) of this Supplemental Indenture shall not constitute Defaults or Events of Default under the Indenture with respect to the Notes of such series.

ARTICLE VII

Section 7.01      Except as specifically modified herein, the Base Indenture is in all respects ratified and confirmed and shall remain in full force and effect in accordance with its terms.

Section 7.02      Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed or shall be construed to be assumed by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Base Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect to this Supplemental Indenture.

Section 7.03      The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 7.04      THIS SUPPLEMENTAL INDENTURE, THE NOTES AND THE INDENTURE AS IT RELATES TO THE NOTES, INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE INDENTURE AS IT RELATES TO THE NOTES, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE GENERAL JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND (IN THE CASE OF THE COMPANY) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. FOR PURPOSES OF THE NOTES, SECTION 10.10 OF THE BASE INDENTURE IS HEREBY SUPPLEMENTED BY, AND WHERE INCONSISTENT REPLACED BY, THIS SECTION 7.04.

Section 7.05      EACH OF THE COMPANY, THE TRUSTEE, THE PAYING AGENT AND THE REGISTRAR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY

Section 7.06      This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Supplemental Indenture. Delivery of an executed agreement by one party to the others may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 7.07      All capitalized terms used in this Supplemental Indenture which are not otherwise defined herein, shall have the respective meanings specified in the Base Indenture, unless the context otherwise requires.

Section 7.08      The Notes may be issued in whole or in part in the form of one or more Global Notes, registered in the name of Cede & Co., as nominee of DTC.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.

Company:

SYNOPSYS, INC.

By: /s/ Shelagh Glaser
Name: Shelagh Glaser
Title: Chief Financial Officer

[Signature Page of First Supplemental Indenture]

Trustee:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

/s/ David Jason
Name: David Jason
Title: Vice President

[Signature Page of First Supplemental Indenture]

Exhibit A

FORM OF NOTES DUE 2027

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

4.550% Senior Notes due 2027

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2027.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

4.550% Senior Notes due 2027

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 4.550% Senior Notes due 2027 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 10 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means April 1, 2027.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.          Special Mandatory Redemption.

If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five Business Days after any later date upon which “Closing” is permitted to occur under the terms of the Merger Agreement (as mutually agreed upon by the parties to the Merger Agreement) or (ii) the Issuer notifies the Trustee in writing that it will not pursue consummation of the Ansys Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will be required to redeem all outstanding Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

In the event that the Issuer becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice to the Trustee unless some longer minimum period may be required by DTC (or any successor depositary), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to the Holders at least ten days prior to the Special Mandatory Redemption Date (which is understood to mean at least one Business Day prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of Special Mandatory Redemption to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the Notes.

Upon the consummation of the Ansys Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Ansys Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Issuer.

For purposes of the foregoing discussion, the following definition applies:

“Ansys” means ANSYS, Inc., a Delaware corporation.

“Ansys Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Ansys, with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

“Merger Agreement” means the Agreement and Plan of Merger, dated January 15, 2024, by and among Synopsys, Ansys and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”), as it may be amended from time to time.

8.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

9.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

10.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit B

FORM OF NOTES DUE 2028

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

4.650% Senior Notes due 2028

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2028.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

4.650% Senior Notes due 2028

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 4.650% Senior Notes due 2028 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means on or after March 1, 2028.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.          Special Mandatory Redemption.

If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five Business Days after any later date upon which “Closing” is permitted to occur under the terms of the Merger Agreement (as mutually agreed upon by the parties to the Merger Agreement) or (ii) the Issuer notifies the Trustee in writing that it will not pursue consummation of the Ansys Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will be required to redeem all outstanding Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

In the event that the Issuer becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice to the Trustee unless some longer minimum period may be required by DTC (or any successor depositary), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to the Holders at least ten days prior to the Special Mandatory Redemption Date (which is understood to mean at least one Business Day prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of Special Mandatory Redemption to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the Notes.

Upon the consummation of the Ansys Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Ansys Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Issuer.

For purposes of the foregoing discussion, the following definition applies:

“Ansys” means ANSYS, Inc., a Delaware corporation.

“Ansys Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Ansys, with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

“Merger Agreement” means the Agreement and Plan of Merger, dated January 15, 2024, by and among Synopsys, Ansys and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”), as it may be amended from time to time.

8.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

9.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

10.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit C

FORM OF NOTES DUE 2030

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

4.850% Senior Notes due 2030

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2030.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

4.850% Senior Notes due 2030

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 4.850% Senior Notes due 2030 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means on or after March 1, 2030.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.          Special Mandatory Redemption.

If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five Business Days after any later date upon which “Closing” is permitted to occur under the terms of the Merger Agreement (as mutually agreed upon by the parties to the Merger Agreement) or (ii) the Issuer notifies the Trustee in writing that it will not pursue consummation of the Ansys Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will be required to redeem all outstanding Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

In the event that the Issuer becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice to the Trustee unless some longer minimum period may be required by DTC (or any successor depositary), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to the Holders at least ten days prior to the Special Mandatory Redemption Date (which is understood to mean at least one Business Day prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of Special Mandatory Redemption to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the Notes.

Upon the consummation of the Ansys Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Ansys Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Issuer.

For purposes of the foregoing discussion, the following definition applies:

“Ansys” means ANSYS, Inc., a Delaware corporation.

“Ansys Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Ansys, with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

“Merger Agreement” means the Agreement and Plan of Merger, dated January 15, 2024, by and among Synopsys, Ansys and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”), as it may be amended from time to time.

8.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

9.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

10.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit D

FORM OF NOTES DUE 2032

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

5.000% Senior Notes due 2032

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2032.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

5.000% Senior Notes due 2032

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 5.000% Senior Notes due 2032 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means on or after February 1, 2032.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.          Special Mandatory Redemption.

If (i) the Ansys Merger is not consummated on or before the later of (x) January 31, 2026 and (y) the date that is five Business Days after any later date upon which “Closing” is permitted to occur under the terms of the Merger Agreement (as mutually agreed upon by the parties to the Merger Agreement) or (ii) the Issuer notifies the Trustee in writing that it will not pursue consummation of the Ansys Merger (any such event, a “Special Mandatory Redemption Event”), then the Issuer will be required to redeem all outstanding Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of such Notes of record on the relevant record date to receive interest due on an interest payment date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

In the event that the Issuer becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than 10 Business Days after the Special Mandatory Redemption Event, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth Business Day following the date of such notice to the Trustee unless some longer minimum period may be required by DTC (or any successor depositary), together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of the Notes, which notice shall be provided to the Trustee with sufficient time to allow the Trustee to deliver such notice to the Holders at least ten days prior to the Special Mandatory Redemption Date (which is understood to mean at least one Business Day prior to the date on which the notice must be sent). The Trustee will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of Special Mandatory Redemption to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Issuer will pay to the Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to make the Special Mandatory Redemption, if required in accordance with the terms described above, will constitute an Event of Default with respect to the Notes.

Upon the consummation of the Ansys Merger, the foregoing provisions regarding Special Mandatory Redemption will cease to apply. For the purposes of the foregoing, the Ansys Merger will be deemed consummated if “Closing” under the Merger Agreement occurs, including after giving effect to any amendments or modifications to the Merger Agreement or waivers thereunder acceptable to the Issuer.

For purposes of the foregoing discussion, the following definition applies:

“Ansys” means ANSYS, Inc., a Delaware corporation.

“Ansys Merger” means the transaction pursuant to which Merger Sub (as defined below) will merge with and into Ansys, with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

“Merger Agreement” means the Agreement and Plan of Merger, dated January 15, 2024, by and among Synopsys, Ansys and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”), as it may be amended from time to time.

8.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

9.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

10.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

11.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

12.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

13.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit E

FORM OF NOTES DUE 2035

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

5.150% Senior Notes due 2035

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2035.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

5.150% Senior Notes due 2035

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 5.150% Senior Notes due 2035 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means on or after January 1, 2035.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

8.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit F

FORM OF NOTES DUE 2055

[FACE OF NOTE]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. ____	$____

CUSIP:
ISIN:

SYNOPSYS, INC.

5.700% Senior Notes due 2055

SYNOPSYS, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $          or such other amount as is indicated on the Schedule of Exchanges of Notes attached hereto on April 1, 2055.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2025.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

SYNOPSYS, INC.

By:
Name:	Shelagh Glaser
Title:	Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: March 17, 2025

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

 [REVERSE OF NOTE]

SYNOPSYS, INC.

5.700% Senior Notes due 2055

1.            Interest.

Synopsys, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from March 17, 2025. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2025. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.            Paying Agent.

Initially, U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

3.            Indenture; Defined Terms.

This Note is one of the 5.700% Senior Notes due 2055 (the “Notes”) issued under an indenture dated as of March 17, 2025 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to a First Supplemental Indenture dated March 17, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), issued pursuant to Section 2.1 and Section 2.2 of the Base Indenture. This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.            Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5.            Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities of any Series (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.            Redemption.

Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means on or after October 1, 2054.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7.            Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to and conditioned on the occurrence of any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice in accordance with the applicable procedures of the Depositary (a “Change of Control Offer”) to each Holder of Notes subject to such offer with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase such Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice. The Change of Control Payment Date must be a Business Day.

On each Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

•
 deposit with the Paying Agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and

•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, upon receipt of an Officer’s Certificate, or cause the Paying Agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and, upon receipt of a Company Order, the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any. The Trustee shall not be responsible for determining whether any Change of Control has occurred and whether any Change of Control Offer with respect to the Notes is required.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14e-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third Business Day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner and at the times required and otherwise in compliance with the requirements for an offer made by the Issuer hereunder and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If Holders of not less than 90% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such Holders, all of the Holders will be deemed to have consented to such Change of Control Offer and, accordingly, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

 For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than (a) the Issuer or one of its subsidiaries, or (b) any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock or other Voting Stock into which the Issuer’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates (as defined in the Indenture) until such tendered securities are accepted for purchase or exchange thereunder or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution in connection with a bankruptcy or insolvency proceeding.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect Holders of the Voting Stock of the holding company are substantially the same as the Holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, further, that if Moody’s, S&P and/or Fitch, as applicable, ceases to rate the Notes or fails to continue to make a rating of the notes publicly available for reasons outside of the Issuer’s control, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means that the rating of the Notes is lowered by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies) and the Notes are rated below an Investment Grade rating by such Rating Agencies, in each case, on any day during the period (the “Trigger Period”) commencing upon the first public announcement of the occurrence of a Change of Control or the Issuer’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by either of the Rating Agencies (if the Notes at such time are rated by two Rating Agencies)); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control. Notwithstanding the foregoing, no Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated. The Trustee shall not be responsible for monitoring the rating status of the Issuer, making any request upon any Rating Agent, or determining whether any Ratings Event with respect to the Notes has occurred.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors or managers of such person (or, if such person is a partnership, the board of directors or other governing body of the general partner of such person).

8.            Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9.            Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10.            Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11.            CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12.            Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)
(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES*

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

*            To be included in a Book-Entry Note.

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Synopsys, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Synopsys, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:
Signature
Principal amount to be purchased (a multiple of $1,000):
Remaining principal amount following such purchase:
(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory